                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following registration statements of our report dated February 4, 2004, appearing in this Annual Report on Form 10-K of Glenbrook Life and Annuity Company for the year ended December 31, 2003.

               FORM S-3 REGISTRATION NOS.                      FORM N-4 REGISTRATION NOS.
       -------------------------------------------       ---------------------------------------
                         033-62193                                       033-62203
                         033-91916                                       033-91914
                         333-00987                                       333-34356
                         333-07275                                       333-50879
                         333-82906                                       333-55306
                         333-88870                                       333-62922
                                                                         333-65826
                                                                         333-69660

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 24, 2004